UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On November 10, 2016, Hines Real Estate Investment Trust, Inc. filed a Current Report on Form 8-K (the “Initial Report”) with regard to the dispositions of certain of its assets. This amendment to the Initial Report is being filed for the sole purpose of filing the pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2016 and the Year Ended December 31, 2015
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

November 16, 2016	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

On November 10, 2016, Hines Real Estate Investment Trust, Inc. (“Hines REIT”), through Hines REIT 5th and Bell LLC, Hines REIT Daytona Campus LLC, Hines REIT Laguna Campus LLC, Hines REIT 2851 Junction Ave LP, Hines REIT Watergate LP, Hines REIT 1900/2000 Alameda De Las Pulgas LLC and Hines REIT West LA Portfolio LP, all of which are wholly-owned subsidiaries of Hines REIT’s operating partnership, sold 5th and Bell in Seattle, WA; the Daytona Buildings in Redmond, WA; the Laguna Buildings in Redmond, WA; 2851 Junction Avenue in San Jose, CA; 2100 Powell in Emeryville, CA; 1900 and 2000 Alameda in San Mateo, CA; and Howard Hughes Center in Los Angeles, CA (collectively, the “West Coast Assets”) to BRE Hydra Property Owner LLC (the “West Coast Purchaser”), an affiliate of Blackstone Real Estate Partners VIII L.P. for a sales price of $1.162 billion, exclusive of transaction costs and closing prorations. The West Coast Purchaser is not affiliated with Hines REIT or its affiliates.

Also on November 10, 2016, Hines REIT, through Hines REIT Civica Office Commons LLC, a wholly-owned subsidiary of Hines REIT’s operating partnership, sold Civica Office Commons in Bellevue, Washington to AEW CPT Acquisitions, LLC (the “Civica Purchaser”) for a sales price of $193.0 million, exclusive of transaction costs, certain other closing credits and adjustments for closing prorations and a holdback of $5.0 million, which will be released to Hines REIT only if Hines REIT meets certain closing conditions within six months after the sale. The Civica Purchaser is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the dispositions of the West Coast Assets and Civica Office Commons, including the receipt of proceeds from the sales. In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2016
(In thousands)
The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the dispositions of the West Coast Assets and Civica Office Commons had occurred as of September 30, 2016.  This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2016.  This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed these transactions on September 30, 2016, nor does it purport to represent our future financial position.

	As of September 30, 2016 (a)	Adjustments for the West Coast Assets		Adjustments for Civica Office Commons		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$—	$—		$—		$—
Land	—	—		—		—
Total investment property	—	—		—		—
						—
Investments in unconsolidated entities	$77,451	$—		$—		$77,451
Cash and cash equivalents	101,456	1,122,314	(b)	180,922	(e)	1,404,692
Restricted cash	—	—		—		—
Distributions receivable	1,382	—		—		1,382
Tenant and other receivables, net	—	—		—		—
Intangible lease assets, net	—	—		—		—
Deferred leasing costs, net	—	—		—		—
Deferred financing costs, net	—	—		—		—
Other assets	—	—		—		—
Assets held for sale	1,238,542	(960,699)	(c)	(186,875)	(f)	90,968
TOTAL ASSETS	$1,418,831	$161,615		$(5,953)		$1,574,493

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$—	$—		$—		$—
Due to affiliates	3,438	(953)	(c)	(50)	(f)	2,435
Intangible lease liabilities, net	—	—		—		—
Other liabilities	—	—		—		—
Interest rate swap contracts	—	—		—		—
Participation interest liability	133,942	—		—		133,942
Distributions payable	—	—		—		—
Notes payable, net	—	—		—		—
Liabilities associated with assets held for sale	62,121	(47,481)	(c)	(6,143)	(f)	8,497
Total liabilities	199,501	(48,434)		(6,193)		144,874

Commitments and contingencies	—	—		—		—

Equity:
Preferred shares	—	—		—		—
Common shares	223	—		—		223
Additional paid-in capital	2,104,456	—		—		2,104,456
Accumulated distributions in excess of earnings	(884,152)	210,049	(d)	240	(g)	(673,863)
Accumulated other comprehensive income (loss)	(1,197)	—		—		(1,197)
Total stockholders’ equity	1,219,330	210,049		240		1,429,619
Noncontrolling interests	—	—		—		—
Total equity	1,219,330	210,049		240		1,429,619
TOTAL LIABILITIES AND EQUITY	$1,418,831	$161,615		$(5,953)		$1,574,493
See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2016
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the West Coast Assets and Civica Office Commons had occurred as of January 1, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2016.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2015, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2016 (a)	Adjustments for the West Coast Assets (b)	Adjustments for Civica Office Commons (c)	Prior Dispositions Pro Forma Adjustments (d)	Pro Forma
Revenues:
Rental revenue	$130,515	$(65,636)	$(9,128)	$(39,787)	$15,964
Other revenue	13,980	(7,374)	(2,577)	(2,807)	1,222
Total revenues	144,495	(73,010)	(11,705)	(42,594)	17,186
Expenses:
Property operating expenses	37,997	(18,456)	(2,180)	(11,702)	5,659
Real property taxes	19,207	(8,686)	(1,042)	(6,866)	2,613
Property management fees	3,614	(1,994)	(313)	(1,232)	75
Depreciation and amortization	38,190	(18,974)	(5,601)	(9,626)	3,989
Asset management and acquisition fees	21,106	—	—	—	21,106
General and administrative	5,346	—	—	—	5,346
Transaction expenses	4,391	—	—	—	4,391
Impairment losses	30,372	—	(11,718)	(2,884)	15,770
Total expenses	160,223	(48,110)	(20,854)	(32,310)	58,949
Operating income (loss)	(15,728)	(24,900)	9,149	(10,284)	(41,763)
Other income (expenses):
Gain (loss) on derivative instruments, net	12,311	—	—	—	12,311
Gain (loss) on settlement of debt	(978)	—	—	380	(598)
Equity in earnings (losses) of unconsolidated entities, net	(830)	—	—	—	(830)
Gain (loss) on sale of real estate investments	209,774	—	—	(171,438)	38,336
Interest expense	(21,202)	8,157	—	6,043	(7,002)
Interest income	125	(24)	(4)	(15)	82
Income (loss) from continuing operations before benefit (provision) for income taxes	183,472	(16,767)	9,145	(175,314)	536
Benefit (provision) for income taxes	(33)	—	—	20	(13)
Income (loss) from continuing operations	$183,439	$(16,767)	$9,145	$(175,294)	$523
Income (loss) from continuing operations per common share	$0.83				$—
Weighted average number common shares outstanding	221,790				221,790

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the dispositions of the West Coast Assets and Civica Office Commons had occurred as of January 1, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2015, nor does it purport to represent our future operations.

	Year Ended December 31, 2015 (a)	Adjustments for the West Coast Assets (b)	Adjustments for Civica Office Commons (c)	Prior Dispositions Pro Forma Adjustments (d)	Pro Forma
Revenues:
Rental revenue	$198,684	$(79,028)	$(11,000)	$(76,861)	$31,795
Other revenue	20,105	(9,408)	(3,113)	(5,445)	2,139
Total revenues	218,789	(88,436)	(14,113)	(82,306)	33,934
Expenses:
Property operating expenses	59,996	(24,469)	(2,788)	(23,112)	9,627
Real property taxes	30,931	(10,330)	(1,054)	(14,829)	4,718
Property management fees	5,683	(2,430)	(348)	(2,419)	486
Depreciation and amortization	87,923	(44,383)	(10,781)	(23,202)	9,557
Acquisition related expense	505	(3)	(51)	—	451
Asset management and acquisition fees	36,576	—	—	—	36,576
General and administrative	6,635	—	—	—	6,635
Impairment losses	19,663	—	—	(11,865)	7,798
Total expenses	247,912	(81,615)	(15,022)	(75,427)	75,848
Operating income (loss)	(29,123)	(6,821)	909	(6,879)	(41,914)
Other income (expenses):
Gain (loss) on derivative instruments, net	16,945	—	—	—	16,945
Equity in earnings (losses) of unconsolidated entities, net	43,267	—	—	—	43,267
Gain (loss) on sale of real estate investments	50,144	—	—	(20,747)	29,397
Interest expense	(37,684)	12,679	—	12,744	(12,261)
Interest income	46	(11)	(2)	(12)	21
Income (loss) from continuing operations before benefit (provision) for income taxes	43,595	5,847	907	(14,894)	35,455
Benefit (provision) for income taxes	(225)	—	—	191	(34)
Income (loss) from continuing operations	$43,370	$5,847	$907	$(14,703)	$35,421
Income (loss) from continuing operations per common share	$0.19				$0.16
Weighted average number common shares outstanding	223,369				223,369

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016

a.	Reflects the Company's historical condensed consolidated balance sheet as of September 30, 2016.

b.	Reflects the proceeds received from the sale of the West Coast Assets less any cash on hand at the West Coast Assets as of September 30, 2016.

c.	Reflects the Company's disposition of the West Coast Assets. Amounts represent the adjustments necessary to remove the assets and liabilities associated with the West Coast Assets.

d.	Reflects the adjustments related to the disposition of the West Coast Assets and the gain on sale.

e.	Reflects the proceeds received from the sale of Civica Office Commons less any cash on hand at Civica Office Commons as of September 30, 2016.

f.	Reflects the Company's disposition of Civica Office Commons. Amounts represent the adjustments necessary to remove the assets and liabilities associated with Civica Office Commons.

g.	Reflects the adjustments related to the disposition of Civica Office Commons and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2016

a.	Reflects the Company's historical condensed consolidated statement of operations for the nine months ended September 30, 2016.

b.
Reflects the Company's disposition of the West Coast Assets. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the West Coast Assets, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with the West Coast Assets. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of Civica Office Commons. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Civica Office Commons, including property operating expenses, property taxes, management fees, depreciation and amortization, impairment losses and interest income associated with Civica Office Commons. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

d.
Reflects the Company's dispositions of JPMorgan Chase Tower, 321 North Clark and the Grocery-Anchored Portfolio. Amounts represent the adjustments necessary to remove the historical revenues and expenses of JPMorgan Chase Tower, 321 North Clark and the Grocery-Anchored Portfolio, including property operating expenses, property taxes, management fees, depreciation and amortization, impairment losses, interest expense and interest income associated with JPMorgan Chase Tower, 321 North Clark and the Grocery-Anchored Portfolio. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2015.

b.
Reflects the Company's disposition of the West Coast Assets. Amounts represent the adjustments necessary to remove the historical revenues and expenses of the West Coast Assets, including property operating expenses, property taxes, management fees, depreciation and amortization, acquisition related expense, interest expense and interest income associated with the West Coast Assets. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of Civica Office Commons. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Civica Office Commons, including property operating expenses, property taxes, management fees, depreciation and amortization, acquisition related expense and interest income associated with Civica Office Commons. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

d.
Reflects the Company's dispositions of 2555 Grand, JPMorgan Chase Tower, 321 North Clark and the Grocery-Anchored Portfolio. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, JPMorgan Chase Tower, 321 North Clark and the Grocery-Anchored Portfolio, including property operating expenses, property taxes, management fees, depreciation and amortization, impairment losses, interest expense and interest income associated with 2555 Grand, JPMorgan Chase Tower, 321 North Clark and the Grocery-Anchored Portfolio. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.